Exhibit 32.2
CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report on Form 10-K of Non-Invasive Monitoring Systems, Inc. for the fiscal year ended July 31, 2010 (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Non-Invasive Monitoring Systems, Inc.

By:	/s/ Adam S. Jackson
Adam S. Jackson
Chief Financial Officer October 29, 2010
The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes—Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of Non-Invasive Monitoring Systems, Inc. or the certifying officers.